Exhibit 10.19.2

                                AMENDMENT TO THE
                       CITICORP 1997 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

      Section 13 of the Citicorp 1997 Stock Incentive Plan is hereby amended to add the following sentence at the end of such Section:

                  "The value of any shares allowed to be withheld or tendered for tax withholding may not exceed the amount allowed consistent with fixed plan accounting in accordance with generally accepted accounting principles."